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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           May 4, 2004
                                                 -------------------------------


                              ALLIED HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Georgia                   000-22276                      58-0360550
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(State or Other Jurisdiction      (Commission                   (IRS Employer
    of Incorporation)              File No.)                 Identification No.)

160 Clairemont Avenue, Suite 200, Decatur, Georgia                  30030
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code        (404) 370-1100
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.
               --------

               99.1 Script of Management Conference Call Regarding Financial Results for the First Quarter of 2004.

ITEM 9.        REGULATION FD DISCLOSURE

         On May 4, 2004, the Registrant will hold a conference call to discuss its financial results for the first quarter of 2004. The script for the conference call is furnished with this Report as Exhibit 99.1 and is incorporated by reference into this Item 9.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 4, 2004

                                             ALLIED HOLDINGS, INC.



                                             By:    /s/ David A. Rawden
                                                    ----------------------------
                                             Name:  David A. Rawden
                                             Title: Executive Vice President and
                                                    Chief Financial Officer




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                                  EXHIBIT INDEX


99.1 Script of Management Conference Call Regarding Financial Results for the First Quarter of 2004.